CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2017, relating to the financial statements and financial highlights of Neiman Large Cap Value Fund, a series of the Neiman Funds, for the year ended March 31, 2017, and to the references to our firm under the headings “Financial Highlights” and “Other Fund Service Providers” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen & Company

Cohen & Company, Ltd.
Cleveland, Ohio
July 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2017, relating to the financial statements and financial highlights of Neiman Balanced Allocation Fund, a series of the Neiman Funds, for the year ended March 31, 2017, and to the references to our firm under the headings “Financial Highlights” and “Other Fund Service Providers” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen & Company

Cohen & Company, Ltd.
Cleveland, Ohio
July 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2017, relating to the financial statements and financial highlights of Neiman Tactical Income Fund, a series of the Neiman Funds, for the year ended March 31, 2017, and to the references to our firm under the headings “Financial Highlights” and “Other Fund Service Providers” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen & Company

Cohen & Company, Ltd.
Cleveland, Ohio
July 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2017, relating to the financial statements and financial highlights of Neiman Opportunities Fund, a series of the Neiman Funds, for the year ended March 31, 2017, and to the references to our firm under the headings “Financial Highlights” and “Other Fund Service Providers” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen & Company

Cohen & Company, Ltd.
Cleveland, Ohio
July 26, 2017